UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

IPC Alternative Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-272750	87-1302380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 26, 2026, IPC Alternative Real Estate Operating Partnership, LP (the “Operating Partnership”), an entity for which IPC Alternative Real Estate Income Trust, Inc. (the “Company”) acts as general partner, through certain subsidiaries as borrowers (collectively, the “Borrower”) entered into an amendment to the loan agreement (the “Loan Amendment”) with BMO Bank N.A., a national banking association (as successor to BMO Harris Bank N.A.), as administrative agent and lender (the “Lender”), for an aggregate principal amount of $122.655 million (the “Loan”). The Loan Amendment amended the loan agreement by and among the Borrower and the Lender dated September 30, 2021, as amended by those certain amendments dated August 1, 2022, October 24, 2023 and February 23, 2024 (collectively, the “Loan Agreement”).

As described in more detail below, the Loan Amendment extends the maturity date of the Loan by 24 months from September 30, 2026 (subject to two one-year extensions) to September 30, 2028 and removes any further extension options. The principal borrowed is the same. In conjunction with the Loan Amendment, the Borrower entered into an interest rate hedge matching the principal borrowed and the maturity.

Pursuant to the Loan Amendment, the Loan has a maturity date of September 30, 2028 and bears interest at a floating rate equal to Secured Overnight Financing Rate for a one-month period (“Term SOFR”) plus 2.10% and requires interest-only payments for the entirety of the loan term. The Loan generally may be prepaid in whole (but not in part) at any time upon notice to the administrative agent. As of December 31, 2025, the entire $122.655 million of the Loan was outstanding.

In connection with the closing of the Loan Amendment, two of the Borrowers owning medical outpatient properties (the “MHHS Properties”) located in Kingwood, Texas and Houston, Texas (together, the “MHHS Landlords”) deeded title to the buildings located on their properties to the tenant, Memorial Hermann Health System (“MHHS”), and retained title to the land. The MHHS Landlords and MHHS then entered into (a) Amended and Restated Ground Lease Agreements (“Ground Leases) whereby the MHHS Landlords leased their right, title and interest in such land to MHHS along with Memorandums of Amended and Restated Ground Lease recorded in the official records of Harris County, Texas (“Recording Authority”), (b) Junior Leasehold Deeds of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing along with UCC Financing Statements, each recorded with the Recording Authority, whereby MHHS pledged all its right, title and interest in such buildings to Landlords as security for MHHS’s full performance of its obligations under Ground Leases and (c) Reconveyance Special Warranty Deeds from MHHS conveying title to such buildings back to the Landlords to be recorded by Landlords with the Recording Authority upon the expiration or earlier termination of the Ground Leases.

The Loan is cross-collateralized and secured by mortgages, assignments of leases and rents and security agreements in sixteen medical office properties. The deeds of trust for the MHHS Properties were amended and restated in connection with the closing of the Loan Amendment. The Loan is non-recourse except for customary carve outs, such as certain “bad boy” acts by the Borrower. The Loan Agreement contains customary representations and warranties, covenants, events of default and acceleration triggers. In connection with the closing of the Loan Amendment, an affiliate of the Company’s sponsor reaffirmed its guaranty of specified recourse obligations for certain “bad boy” acts.

The description set forth above is qualified in its entirety by the actual provisions of the Loan Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

Distribution to Stockholders of Record as of January 31, 2026

The Board of Directors of the Company has authorized a distribution for each class of its common stock in the amount per share set forth below.

January 31, 2026 Record Date
	Gross Distribution	Distribution Fee	Net Distribution
Class T Common Stock	$0.1042	$0.0167	$0.0875
Class D Common Stock	$0.1042	$0.0049	$0.0993
Class I Common Stock	$0.1042	N/A	$0.1042
Class X-1 Common Stock	$0.1042	N/A	$0.1042

As of January 29, 2026, the Company had no outstanding shares of Class S, Class X-2 or Class A common stock. The net distributions for each class of common stock (which represent the gross distribution less any distribution fees for the applicable class of common stock) are payable to stockholders of record of the Company as of January 31, 2026 and will be paid on or about February 4, 2026. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*

Fourth Amendment to Loan Agreement, by and among BMO Bank N.A., as administrative agent and lender, and MOB Cedar Park, L.L.C., MOB 5255 San Antonio, L.L.C., MOB 9157 San Antonio, L.L.C., MOB Raleigh, L.L.C., MOB 1431 Houston, L.L.C., MOB 1 New Britain, L.L.C., MOB 300 New Britain, L.L.C., MOB Oklahoma City, L.L.C., MOB Peoria, L.L.C., MOB Phoenix, L.L.C., MOB 3855 Gilbert, L.L.C., MOB 700 Chandler, L.L.C., MOB 3686 Gilbert, L.L.C., MOB Kingwood, L.L.C., MOB Garden City, L.L.C., MOB West Jordan, L.L.C., and IPCAAF MOB Portfolio II, L.L.C. as borrowers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC Alternative Real Estate Income Trust, Inc.

Date:	January 29, 2026	By:	/s/ Jerry Kyriazis
Jerry Kyriazis Chief Financial Officer